April 2017 Developing Innovative Therapies for Patients Suffering from Life-threatening Diseases NASDAQ: LJPC Corporate Presentation

Forward-Looking Statements These slides contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or the company’s future results of operations. These statements are only predictions or statements of current expectations and involve known and unknown risks, uncertainties and other factors, that may cause actual results to be materially different from those anticipated by the forward-looking statements. The company cautions readers not to place undue reliance on any such forward- looking statements, which speak only as of the date they were made. Certain of these risks, uncertainties, and other factors are described in greater detail in the company’s filings with the U.S. Securities and Exchange Commission (SEC), all of which are available free of charge on the SEC’s web site www.sec.gov. These risks include, but are not limited to, risks relating to: the timing of the NDA submission for LJPC-501 and prospects for approval of the NDA; risks that the full data set from the ATHOS 3 study will not be consistent with the top-line results of the study; risks relating to the scope of product label(s) (if approved) and potential market sizes, as well as the broader commercial opportunity; the anticipated timing for regulatory actions; the success of future development activities; potential indications for which the company’s product candidates may be developed; and the expected duration over which the company’s cash balances will fund its operations. Subsequent written and oral forward-looking statements attributable to the company or to persons acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth in the company’s reports filed with the SEC. The company expressly disclaims any intent to update any forward-looking statements. 2

• Overview of LJPC • LJPC-501 (Synthetic Human Angiotensin II) for CRH • LJPC-401 (Synthetic Human Hepcidin) for Iron Overload • LJPC-30S Program (Gentamicin Derivatives) for Bacterial Infections and Rare Genetic Diseases • Financial Position Agenda 3

Mission Statement La Jolla is dedicated to improving the lives of patients suffering from life-threatening diseases by discovering and developing innovative therapies 4

LJPC Corporate Highlights • Focused on de-risked product opportunities § Naturally occurring peptides with well-understood biological functions § Derivative components of FDA-approved products • LJPC-501 (synthetic human angiotensin II) for catecholamine-resistant hypotension (CRH) § Phase 3 registration study conducted under SPA, positive topline results reported February 2017 § New Drug Application planned for second half of 2017 • LJPC-401 (synthetic human hepcidin) for iron overload caused by diseases such as hereditary hemochromatosis (HH), thalassemia, sickle cell disease (SCD) and myelodysplasia (MDS) § Positive Phase 1 study results reported in September 2016 § Agreement reached with EMA on pivotal study design • LJPC-30S (gentamicin derivative) for bacterial infections and rare genetic diseases 5

Product Pipeline

	Indication	IND	Phase 1	Phase 2	Phase 3 *Pivotal Study*	NDA *Filing*
LJPC-501 *Synthetic Human Angiotensin II*	Catecholamine Resistant Hypotension				Positive topline results	H2 2017
LJPC-401 *Synthetic Human Hepcidin*	Iron overload due to HH, Thalassemia, SCD and MDS		Q4 2015 Sept. 2016	*Pivotal Study* Mid-2017		
LJPC-30S *Gentamicin Derivative*	Bacterial Infections/Rare Genetic Diseases	Successful Pre-IND Meeting				
Other R&D	Various					

Completed/milestone achieved　Underway　Planned

La Jolla Pharmaceutical

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• Overview of LJPC • LJPC-501 (Synthetic Human Angiotensin II) for CRH • LJPC-401 (Synthetic Human Hepcidin) for Iron Overload • LJPC-30S Program (Gentamicin Derivatives) for Bacterial Infections and Rare Genetic Diseases • Financial Position Agenda 7

LJPC-501: Overview 8 • LJPC-501 is a proprietary formulation of synthetic human angiotensin II, a naturally occurring regulator of blood pressure being developed for catecholamine-resistant hypotension (CRH), dangerously low blood pressure • CRH is deadly, costly and prevalent • Phase 3 conducted under Special Protocol Assessment (SPA) § Agreement reached that blood pressure can be the primary endpoint for approval • Positive top-line results announced in February 2017; detailed study results to be published and presented later this year • New Drug Application planned for second half of 2017 • Issued patent claims covering potential product to 2034

Shock: Deadly, Costly and Prevalent

- A well-characterized syndrome[1]
  - Occurs when the organs and tissue of the body do not receive an adequate flow of blood (oxygen) due to a lack of blood pressure (hypotension)
- Deadly
  - Mortality rate exceeds that of most acute conditions requiring hospitalization[2]
  - Can kill old and young alike within hours[2]
- Costly
  - Estimated costs are 2-3 times greater compared to other conditions
- Prevalent
  - Affects one-third of patients in the intensive care unit[1]

MORTALITY RATES COMPARED



≥50% mortality in patients with shock in the ICU[2]
30-day mortality rate[3]
14%
12%
16%
Shock
AMI
CHF
Pneumonia

Abbreviations: AMI=acute myocardial infarction; CHF=congestive heart failure.

1. Vincent JL, De Backer D. *N Engl J Med*. 2013;369(18):1726-1734. 2. Sviri S, Hashoul J, Stav I, van Heerden PV. *J Crit Care*. 2014;29(1):157-160. 3. Readmissions and deaths-national. Data.Medicare.gov website. https://data.medicare.gov/Hospital-Compare/Readmissions-and-Deaths-National/qqw3-t4ie/data. Accessed January 10, 2017

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La Jolla Pharmaceutical

CMS Covered Charges for CRH Population Are Much Greater Than for Other Acute Hospital Conditions 10 Source: CMS FY14 Inpatient Public Use File (IPUF) $87,282 $42,243 $31,453 $30,702 CRH AMI CHF Pneumonia Weighted Average CMS Covered Charges Abbreviations: AMI=acute myocardial infarction; CHF=congestive heart failure.

U.S. Shock Patient Population and Treatment Paradigm 11 1. 9.42MM annualized vials (785K vials sold in January 2017 X 12); Symphony Health Solutions, 2017. 97% of vials sold for hypotensive shock; estimate based on medical literature. 13 vials used per patient; estimate based on Russell et al, N Engl J Med, 358:877-87, 2008 and Asfar et al, N Engl J Med, 370:1583-93, 2014 2. Wolters Kluwer PriceRx Pro, 2017 3. 3.01MM annualized vials (251K vials sold in January 2017 X 12); Symphony Health Solutions, 2017. 81% of vials sold for hypotensive shock; estimate based on medical literature. 10 vials used per patient; estimate based on Dunser et al, Circulation, 107:2313-2319, 2003 and Gordon et al, Crit Care Med, 42(6):1325-1333, 2014 4. Decision Resources Group market research First-Line Standard-of-Care Second-Line Standard-of-Care LJPC-501 Target Patient Population 555,479 361,684 332,189Patients Who Do Not Adequately Respond to Norepinephrine and Vasopressin Vasopressin: 244,000 Patients per Year3 $1,385 per Patient2 $338MM Sales Run Rate Norepinephrine: 703,000 Patients per Year1 $153 per Patient2 $108MM Sales Run Rate 196,000 Estimated Patients4

Randomized Study of Vasopressin

VASST Overall Survival[1]


Probability of Survival
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.0
Day 28 HR=0.90
(95%CI: 0.75-1.08)
P=0.27
Day 90 HR=0.88
(95%CI: 0.76-1.03)
P=0.10
Vasopressin
Norepinephrine
0
10
20
30
40
50
60
70
80
90
Days since Initiation of the Study Drug

No. at Risk

Vasopressin	397	301	272	249	240	234	232	230	226	220
Norepinephrine	382	289	247	230	212	205	200	194	193	191

VASST=Vasopressin and Septic Shock Trial

1. Russell JA, Walley KR, Singer J, et al. for VASST Investigators. *N Engl J Med*. 2008;358(9):877-887

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La Jolla Pharmaceutical

LJPC-501: The First Synthetic Human Angiotensin II Tested in a Randomized Phase 3 Study 13 • LJPC-501 is a proprietary formulation of synthetic human angiotensin II, a naturally occurring regulator of blood pressure • Angiotensin II has been shown to raise blood pressure in a randomized, placebo-controlled, pilot study in CRH1, as well as in animal models of hypotension • Special Protocol Assessment (SPA) agreement reached with FDA for Phase 3 study design § Agreement reached that blood pressure can be the primary endpoint for approval • ATHOS-3 enrollment completed in Q4 2016 1. Chawla et al. Critical Care 2014, 18:534

Three Systems Work in Harmony to Regulate Blood Pressure

Existing Treatments for Shock Only Utilize Two Systems


SYMPATHETIC NERVOUS
RENIN ANGIOTENSIN-ALDOSTERONE
ARGININE-VASOPRESSIN

THERAPIES AND ASSOCIATED ADVERSE EVENTS

CATECHOLAMINES[1]: SYMPATHETIC NERVOUS
Prolonged elevated heart rate, tachyarrhythmia, acute cardiac arrest or death, pulmonary hypertension

VASOPRESSIN: ARGININE-VASOPRESSIN
Myocardial ischemia, decreases gut blood flow

RENIN ANGIOTENSIN-ALDOSTERONE
No current therapies

1. Catecholamines include: norepinephrine, epinephrine, dopamine, phenylephrine, ephedrine

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La Jolla Pharmaceutical

Primary endpoint Percentage of patients achieving pre-specified target blood pressure response1 ATHOS-3 (Angiotensin II for the Treatment of High-Output Shock) Study Design 15 1. Specifically, percentage of patients achieving a Mean Arterial Pressure (MAP) ≥ 75 mmHg OR a 10 mmHg increase from baseline MAP at 3 hours following the initiation of study treatment without an increase in standard-of-care vasopressors. The primary endpoint was agreed upon with FDA and is reflected in our Special Protocol Assessment (SPA) agreement dated February 2, 2015 (before study initiation) and has never been changed. ATHOS-3 was conducted without any amendment to any part of the clinical protocol, including the primary and all other endpoints. Patient population: • Adult patients with CRH • N=344 enrolled • N=321 treated Study Conducted In 74 Centers Across 9 Countries 1:1 double-blind randomization Placebo N=158 LJPC-501 N=163

ATHOS-3 Topline Results: Primary Endpoint Primary Efficacy Endpoint Placebo LJPC-501 P-Value Percentage of patients achieving pre-specified target blood pressure response1 23% 70% <0.00001 16 • Analysis of primary efficacy endpoint was highly statistically significant 1. Specifically, percentage of patients achieving a Mean Arterial Pressure (MAP) ≥ 75 mmHg OR a 10 mmHg increase from baseline MAP at 3 hours following the initiation of study treatment without an increase in standard-of-care vasopressors. The primary endpoint was agreed upon with FDA and is reflected in our Special Protocol Assessment (SPA) agreement dated February 2, 2015 (before study initiation) and has never been changed. ATHOS-3 was conducted without any amendment to any part of the clinical protocol, including the primary and all other endpoints.

ATHOS-3 Topline Results: Mortality Estimated Risk Reduction Hazard Ratio 1 95% Confidence Interval P-Value 22% 0.78 0.57-1.07 0.12 1. Proportional hazards estimate (unadjusted) of mortality to Day 28 comparing placebo-treated patients to LJPC-501-treated patients 17 • Trend toward longer survival observed

ATHOS-3 Topline Results: Safety Placebo LJPC-501 Percentage of patients experiencing at least one adverse event 92% 87% Percentage of patients discontinuing treatment due to an adverse event 22% 14% 18 • Throughout the study, safety outcomes were followed by an independent Data Safety Monitoring Board (DSMB) § The DSMB recommended that the study continue as originally planned

LJPC-501: Path Forward 19 • Phase 3 conducted under Special Protocol Assessment (SPA) § Agreement reached that blood pressure can be the primary endpoint for approval • Phase 3 positive topline results: primary efficacy endpoint highly statistically significant, trend toward longer survival • ATHOS-3 study detailed results will be presented and published later this year • New Drug Application planned for second half of 2017 • Issued patent claims covering potential product to 2034

• Overview of LJPC • LJPC-501 (Synthetic Human Angiotensin II) for CRH • LJPC-401 (Synthetic Human Hepcidin) for Iron Overload • LJPC-30S Program (Gentamicin Derivatives) for Bacterial Infections and Rare Genetic Diseases • Financial Position Agenda 20

LJPC-401: Overview • LJPC-401 is a proprietary formulation of synthetic human hepcidin, a naturally occurring regulator of iron absorption and distribution • Primary iron overload § Hereditary hemochromatosis (HH) is characterized by a genetic deficiency of hepcidin resulting in excessive iron accumulation – Most common genetic disease in Caucasians – Causes liver cirrhosis, liver cancer, heart disease and/or failure, and diabetes • Secondary iron overload § Patients with thalassemia (including beta thalassemia), sickle cell disease (SCD) and myelodysplasia (MDS) have physiologically low hepcidin levels and are treated with blood transfusions, resulting in acquired iron overload • LJPC-401 has been shown to be effective at reducing serum iron levels in preclinical and Phase 1 human testing • Scalable manufacturing process capable of producing a pure, properly folded, stable hepcidin formulation developed • Orphan Drug Designation granted (EU) • Agreement reached with European Medicines Agency (EMA) on pivotal study design 21

Hepcidin: The Insulin of Iron Metabolism • Hepcidin: the insulin of iron metabolism § Regulates iron absorption and disposition in all organs § Rapid and sustained lowering of iron levels • Progress § SC formulation developed § Orphan Drug Designation granted (EU) § Positive Phase 1 study results § Agreement with EMA on pivotal study design 22 From: Blood Research Vol. 48, No. 1, p.10, March 2013 0 50 100 150 200 250 300 350 400 450 500 0 hr 4 hr 24 hr 48 hr Day 15 S er um Ir on (u g/ dL ) Time Points GLP Toxicology Study in Rats 25 mg/kg

PRIMARY ENDPOINT Safety and tolerability via review of: Treatment Emergent Adverse Events (TEAEs), changes in clinical lab values, ECGs, vital sign and physical exam data SECONDARY ENDPOINT Serum iron LJPC-401: Phase 1 Study Design • Population: Adult patients at risk of iron overload (e.g., HH, thalassemia, SCD) • Design: Phase 1, open- label, dose-escalation, study • Study Duration: Single SC dose, 7-day observation Escalating dose levels 3 to 6 subjects at each dose level 23 Data Monitoring Committee (DMC) made dose-escalation decisions

LJPC-401: Phase 1 Results Overview • Fifteen patients dosed at escalating dose levels from 1 mg to 20 mg § Patient subtypes treated: HH = 10; SCD = 3; and thalassemia = 2 • Safety observations § No dose-limiting toxicities at any dose level § 1 SAE at 1 mg dose level unrelated to study drug – Hospitalization for acute sickle cell crisis; fully resolved § 9 injection-site reactions – all were mild or moderate in severity, self-limiting, and fully resolved § No significant changes in serum chemistries or hematology other than serum iron parameters • Pharmacodynamic results § Dose-dependent, statistically significant reduction in serum iron (p=0.008) § Maximum serum iron reduction observed at 8 hours post-dose § Durable effect observed through last observation on Day 7 24

Dose Response p=0.008 Individual dose p-values for change from baseline not adjusted for a potential regression to the mean effect. Dose response not adjusted for multiple comparisons. LJPC-401: Percent Change in Serum Iron Baseline to Hour 8 25

Nominal Time from Treatment (hours) Pe rc en t C ha ng e fro m B as el in e (% ) 0 8 24 48 168 -100 -75 -50 -25 0 25 Serum Iron: Percent Change from Baseline Change from baseline through day 7: -21% LJPC-401: Percent Change in Serum Iron Baseline through Day 7 for 20 mg Dose 26

• Agreement reached with European Medicines Agency (EMA) on pivotal study design • Randomized, controlled, multi-center study in beta thalassemia patients suffering from iron overload § A major unmet medical need in an orphan patient population • Primary endpoint is a clinically relevant measurement directly related to iron overload • Plan to initiate study mid-2017 LJPC-401: Update on Registration Plan Agreement Reached on Pivotal Study 27

LJPC-401: Patient Need • Hereditary Hemochromatosis (HH) § Most common genetic disease in Caucasians § Silent Killer - Iron accumulation can lead to liver cirrhosis, liver cancer, heart disease and/or failure, and diabetes § No FDA-approved treatment § Current treatments don’t address the underlying disease pathology and/or can have lethal side effects – Iron chelators may cause kidney failure, liver failure or gastrointestinal hemorrhage – Phlebotomy creates heavy patient burden with weekly procedures for >1 year § Significantly underdiagnosed despite simple, inexpensive and readily available genetic and serum iron tests § ~250,000 people in U.S. have clinically significant iron overload due to HH • Acquired Iron Overload: thalassemia, sickle cell disease (SCD) and myelodysplasia (MDS) § Attractive treatment alternative for iron overload in lieu of chelation therapy • EMA orphan designation for beta thalassemia and SCD 28

• Overview of LJPC • LJPC-501 (Synthetic Human Angiotensin II) for CRH • LJPC-401 (Synthetic Human Hepcidin) for Iron Overload • LJPC-30S Program (Gentamicin Derivatives) for Bacterial Infections and Rare Genetic Diseases • Financial Position Agenda 29

LJPC-30S: Overview • LJPC-30S is a purified derivative of gentamicin, which retains biologic activity but lacks traditional kidney toxicity • Gentamicin: FDA-approved, standard-of-care for serious Gram- negative bacterial infections § Mixture of several distinct but closely related chemical entities § >3 million vials of gentamicin used in the U.S. in 2015 § Use is limited due to kidney toxicity, which is believed to be associated only with certain constituent components • Two target market opportunities § Bacterial infections: aminoglycosides = $500+ million market in the U.S.1 § Rare genetic diseases: gentamicin’s mechanism may be leveraged for rare genetic diseases; proof-of-concept data exists in cystic fibrosis • Multiple points of potential proprietary protection § Potential regulatory exclusivity and Orphan Drug Designation § Antibiotic exclusivity: 8+ years including Hatch-Waxman + GAIN (QIDP) § IP licensed from IU and UAB 30 15.7MM vials is an estimated 300K regimens X an average wholesale acquisition cost (WAC) of $2,491 per regimen for branded, intravenous only antibiotics (n=7); Symphony Health Solutions, 2016, medical literature and Wolters Kluwer PriceRx Pro, 2016

Next-generation improved gentamicin derivative 1. Retain activity LJPC-30S: Potential for Improved Clinical Profile 31 2. Improve safety 0.0 4.0 8.0 12.0 16.0 placebo next-generation gentamicin derivative gentamicinIn hi bi tio n/ ki ll zo ne (m m ) B.subtilus K.pneumonieae (kill) K.pneumonieae (inhib) 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 S er um C re at in in e m g/ dL placebo next- generation gentamicin derivative gentamicin

LJPC-30S: Current Antibiotic Usage • Antibiotic opportunity = $500+ million per year in U.S.1 § Market could expand with a safer alternative – Increased duration of therapy, increased penetration, and/or new indications • Other large potential market opportunity in rare genetic diseases, such as cystic fibrosis 32 15.7MM vials is an estimated 300K regimens X an average wholesale acquisition cost (WAC) of $2,491 per regimen for branded, intravenous only antibiotics (n=7); Symphony Health Solutions, 2016, medical literature and Wolters Kluwer PriceRx Pro, 2016 2Magill SS, Edwards JR, Beldavs ZG, et al; Prevalence of Antimicrobial Use in US Acute Care Hospitals, May-September 2011. JAMA. 2014;312(14):1438-1446. . All Aminoglycosides Gentamicin Cubicin U.S. Aminoglycoside Market (2015)2 - 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 # of Vials

• Overview of LJPC • LJPC-501 (Synthetic Human Angiotensin II) for CRH • LJPC-401 (Synthetic Human Hepcidin) for Iron Overload • LJPC-30S Program (Gentamicin Derivatives) for Bacterial Infections and Rare Genetic Diseases • Financial Position Agenda 33

Financial Position 34 Condensed Balance Sheet Data As of December 31, 2016 (in millions) Cash1 $183.2 Total liabilities $9.8 Total shareholders’ equity1 $178.5 Fully Diluted, As-Converted Shares Outstanding2 32,205,772 1 Includes the effect of $117.5 million net proceeds received from the March 28, 2017 common stock offering 2 Includes common stock, preferred stock (as-converted), outstanding equity awards as of December 31, 2016 and the shares issued in the March 28, 2017 common stock offering Cash resources expected to fund Company into second half of 2018

LJPC Corporate Highlights • Focused on de-risked product opportunities § Naturally occurring peptides with well-understood biological functions § Derivative components of FDA-approved products • LJPC-501 (synthetic human angiotensin II) for catecholamine-resistant hypotension (CRH) § Phase 3 study under SPA: primary endpoint analysis highly statistically significant (p<0.00001), trend toward longer survival § New Drug Application planned for second half of 2017 • LJPC-401 (synthetic human hepcidin) for iron overload caused by diseases such as hereditary hemochromatosis (HH), thalassemia, sickle cell disease (SCD) and myelodysplasia (MDS) § Positive Phase 1 results: statistically significant reduction in serum iron § Agreement reached with EMA on pivotal study design • LJPC-30S (gentamicin derivatives) for bacterial infections and rare genetic diseases • Recent common stock offering strengthened balance sheet 35

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